UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 31, 2013

Landmark Apartment Trust of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Dickens Road, Suite 101 Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 237-1335

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Summary of Restructuring Transaction

On December 31, 2013, Landmark Apartment Trust of America, Inc. (the “Company”) and Landmark Apartment Trust of America Holdings, LP, the Company’s operating partnership (the “Operating Partnership”, and together with the Company, the “LATA Parties”), entered into that certain Omnibus Agreement (the “Omnibus Agreement”) with Elco Landmark Residential Holdings LLC, a Delaware limited liability company (“ELRH”), Elco Holdings Ltd., an Israeli public corporation (“EH”), and Elco North America Inc., a Delaware corporation (“ENA”, and together with ELRH, “Elco”). EH is the parent company of ENA.

Elco is engaged in the acquisition, management and repositioning of multifamily apartment properties located principally in the southeast United States, which properties are owned, directly or indirectly, in whole by ELRH and affiliates, or, in part by ELRH and its affiliates and in part by private equity funds, pension funds and other co-investors who participated with ELRH in the acquisition and ownership of such properties. As previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 8, 2012, Elco and certain of its co-investors contributed multifamily apartment properties to the Operating Partnership, and Joseph G. Lubeck, a principal of ELRH, became a member of the board of directors and an executive chairman of the Company (the “Initial Transaction”). Also as previously described in the Company’s Current Report on Form 8-K filed with the SEC on March 19, 2013, the Operating Partnership acquired the property management business previously conducted by affiliates of Elco, including the right to manage certain multifamily apartment properties which ELRH and its affiliates are in the process of contributing (or to the extent a contribution has previously closed, have contributed) to the Operating Partnership (the “Second Transaction”).

The Omnibus Agreement contemplates, among other things, that upon completion of the transactions set forth therein and the other transaction documents contemplated thereby (collectively, the “Restructuring Transaction”), the following will have been consummated:

•	the contribution of 26 multifamily properties of Elco and its affiliates to the Operating Partnership in exchange, principally, for limited partnership interests in the Operating Partnership (“OP Units”), 10 of which have been contributed as of December 31, 2013, as previously reported;

•	a reorganization and recapitalization transaction by ENA resulting in ENA owning no assets other than OP Units;

•	the election by ENA to be taxed as a real estate investment trust (“REIT”) for federal and state income tax purposes and to qualify as a U.S. domestically controlled REIT (“DCR”);

•	the reincorporation of ENA from a Delaware corporation to a Maryland corporation under the name Landmark Apartment Trust II, Inc.; and

•	the acquisition of a majority interest in ENA by the Company, resulting in ENA becoming a majority owned subsidiary of the Company.

The principal purposes of the Restructuring Transaction are to (i) enable the Company to acquire the aforementioned multifamily real estate assets of Elco and its affiliates; (ii) enable EH to hold shares in ENA, which shares would be economically equivalent to the common stock of the Company and to entitle EH to have its shares in ENA redeemed for cash, or, at the election of the Company, common stock of the Company; and (iii) facilitate EH’s desire to own an interest in a DCR.

The board of directors of the Company approved the Restructuring Transaction, with Messrs. Lubeck and Salkind abstaining, based upon the recommendation of a special committee comprised solely of independent directors of the Company.

Set forth below is a summary description of the Omnibus Agreement, which is qualified in its entirety by the actual terms of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Omnibus Agreement

Pursuant to the Omnibus Agreement and the other documents contemplated thereunder, the following steps, among others, will be taken to implement the Restructuring Transaction:

(i)	Elco and certain of its affiliates and co-investors will contribute (or, to the extent the respective contribution has closed previously, have contributed) to the Operating Partnership their equity interests in entities that own, directly or indirectly, real estate assets consisting of 26 separate multifamily apartment buildings in exchange, principally, for OP Units and, to some extent, cash. The contributions of the properties have been, and will be, made separate from, and not be conditioned upon, the occurrence of an Offering (as defined below) by the Company. The balance of the Restructuring Transaction discussed below is conditioned upon and will be completed upon consummation of the Offering.

(ii)	ELRH will distribute the OP Units it receives, directly or indirectly, in connection with the contributions plus the OP Units it received, directly or indirectly, from the Initial Transaction and the Second Transaction to its sole members, ENA and JLCO, LLC, in proportion with their respective ownership interest.

(iii)	Immediately prior to, and at the time of, the acquisition of a majority interest in ENA by the Company, ENA’s only assets will be OP Units and ENA will have no debt or other liabilities.

(iv)	The Company will use all commercially reasonable efforts to accomplish a public offering of common shares of the Company (the “Offering”) that will enable the Company to obtain listing privileges and be publicly traded on a national securities exchange. In this regard, the Omnibus Agreement provides that the Company will offer to the public a number of shares of its common stock reasonably expected by the Company to result in offering proceeds having a value exceeding the value of the assets in ENA immediately prior to the closing of the Restructuring Transaction. No assurance can be given that the Company will be able to successfully implement the Offering. If the Offering does occur, an active trading market for the Company’s common stock may not develop or, if it does develop initially, may not be sustained.

(v)	Upon consummation of the Offering, the parties intend that the Company would use all of the net proceeds from the Offering to purchase Series L shares (the “Series L Shares”) in ENA, such that, after such acquisition, the Company would own not less than a majority of the outstanding voting stock of ENA, and in any event, an amount which will qualify ENA to maintain its status as a DCR (the elements of this transaction are collectively referred to herein as the “ENA Acquisition”). The obligations of the parties to consummate the ENA Acquisition are conditioned upon the receipt by the Company of net proceeds from the Offering in an amount sufficient to enable the Company to acquire not less than a majority interest in ENA. Subsequent to the ENA Acquisition, EH would own the remaining capital stock of ENA (excluding shares of preferred stock issued to 100 or more stockholders admitted for the purpose of REIT qualification) in the form of Series E common stock (the “Series E Shares”) in the same number of shares as is equal to the number of OP Units plus shares of common stock of the Company, if any, owned by ENA immediately prior to closing. EH will have the right, at any time and from time to time (but not exceeding four (4) times per year), to require that all or any part of the Series E Shares it holds be redeemed by ENA. The redemption price per share that ENA will pay to EH will be an amount per share equal to the closing price per share of the common stock of the Company on the day immediately preceding the date of the delivery of the redemption notice. In lieu of paying cash to EH for its ENA stock, the Company may elect to purchase from EH the Series E Shares subject to redemption by delivering to EH a number of shares of common stock of the Company equal to the number of Series E Shares then being redeemed. EH anticipates holding its capital stock in ENA for at least five years from the closing of the Restructuring Transaction, at which time EH will seek to obtain an opinion from tax counsel that the disposition by EH of its equity interests in ENA will not require the payment of any federal or state income taxes in the United States. After EH exercises this right with respect to all of its redeemable stock in ENA, the Company will be the sole owner of ENA.

(vi)	Immediately following the recapitalization of ENA, ENA will contribute to the Operating Partnership the cash proceeds it received as a result of the Company’s stock acquisition in exchange for additional OP Units. Thus, the cash proceeds of the Offering will be returned to the Company and the Company will own the majority interests in ENA. EH and the Company will agree, for tax planning purposes, to control the operations and ownership of equity in the Company and ENA, such that, for federal income tax purposes, each of the Company and ENA qualify as a DCR. Additionally, on or before the closing of the Restructuring Transaction, the Company will seek approval from its stockholders to amend its charter to require it to adhere to the ownership and other restrictions set forth in the Internal Revenue Code of 1986, as amended (the “Code”), relating to qualification as a DCR.

The Omnibus Agreement also provides for the execution, at the closing of the Restructuring Transaction, of (i) an Amendment to the Amended and Restated Corporate Governance Agreement of the Company, which would, among other things, delete any rights of ELRH to select nominees thereunder and permit EH to select two nominees for election to the Company’s board of directors; (ii) a Stockholders’ Agreement between the Company and EH, which would provide for certain voting rights and corporate governance procedures of the Company and EH, as the sole voting stockholders of ENA; and (iii) a Registration Rights Agreement, pursuant to which ELRH, ENA, EH, JLCo, LLC and certain of their designated affiliates and co-investors will be entitled to certain rights, including demand and piggyback registration rights, with respect to any shares of common stock of the Company held by them.

The Omnibus Agreement contains customary representations and warranties relating to a transaction of this kind. Pursuant to the Omnibus Agreement, EH will pay and indemnify each of the LATA Parties for (i) all taxes resulting from the breach of certain tax representations or warranties of ENA and ELRH, subject to certain limited exceptions; (ii) all taxes of ENA for any tax period preceding the closing of the Restructuring Transaction; (iii) the failure of ENA, for the period beginning January 1 of the year of closing, to qualify as a REIT for all income tax purposes and to operate in conformity with the REIT requirements under the Code for any pre-closing tax period; and (iv) any tax liability of ENA as a transferee or successor under applicable regulations. EH is also required to indemnify, defend and hold harmless each of the LATA Parties and its affiliates against losses, claims and liabilities that arise out of (i) breaches or inaccuracies of representations and warranties by the EL Parties (as defined on the Omnibus Agreement) and (ii) the breach, failure or non-fulfillment by any of the EL Parties and their respective affiliates to satisfy their respective covenants and agreements. To the extent that EH has any obligations to indemnify any of the LATA Parties for losses, such obligations will be satisfied first by the cancellation of Series E Shares owned by EH in an amount equal to the losses suffered by the Company and second by a payment of cash by EH.

The LATA Parties are obligated, subject to certain limited exceptions, to indemnify ENA and EH for all taxes of ENA and EH arising from the failure of ENA to qualify as a real estate investment trust for all income tax purposes and to operate as such for any post-closing tax period (as defined in the Omnibus Agreement), or from the failure of ENA to qualify as a DCR. Further, the LATA Parties, jointly and severally, are required to indemnify, defend and hold harmless EH and each of its affiliates against losses, claims and liabilities that arise out of (i) breaches or inaccuracies of representations and warranties of the LATA Parties; (ii) the breach, failure or non-fulfillment by any of the LATA Parties and their respective affiliates to satisfy their respective covenants and agreements; and (iii) certain post-closing tax matters. To the extent the LATA Parties have any obligation to indemnify EH or its affiliates for losses, such obligations will be satisfied first by issuing to EH additional Series E Shares, up to a maximum amount that would not cause ENA to fail to qualify as a DCR, and second by a payment of cash by the Company. Subject to losses arising in connection with the breach of covenants and agreements set forth in the Omnibus Agreement and the transaction documents contemplated thereunder, neither party can initiate any claims for indemnification unless such party or its affiliates have suffered losses, in the aggregate, in excess of $250,000, in which event it may seek recovery of such losses in full, including the first $250,000. This threshold does not apply to losses arising out of, or relating to, fraud or willful misconduct or in connection with the breach of covenants and agreements set forth in the Omnibus Agreement or the other ancillary documents.

EH has agreed, subject to certain limitations, to pay all reasonable costs and expenses incurred or to be incurred by the Company in connection with (i) the structuring, preparation, negotiation and execution of the Omnibus Agreement and all the other transaction documents contemplated thereunder; (ii) the consummation of the Restructuring Transaction (other than costs related to the Offering); and (iii) any meeting of the Company’s stockholders convened for the purposes of amending the Company’s charter to address and protect its DCR status, including all reasonable costs and expenses associated with preparing and filing proxy statements with the SEC and mailing and soliciting such proxies.

The parties may terminate their respective obligations under the Omnibus Agreement by mutual written consent at any time prior to the closing. Additionally, subject to certain limited exceptions specified under the Omnibus Agreement, the EL Parties and the LATA Parties may terminate their respective obligations thereunder by giving written notice to the LATA Parties or the EL Parties, as applicable, at any time prior to the closing if the closing has not occurred on or prior to June 30, 2015 by reason of the failure of certain conditions to have been satisfied.

Forward-Looking Statements

The Company’s statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results may differ materially from those included in the forward-looking statements. The Company intends those forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and the Company is including this statement for purposes of complying with those safe-harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, intentions and expectations, are generally identifiable by use of the words “expect,” “project,” “may,” “will,” “should,” “could,” “would,” “intend,” “plan,” “propose,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain.

Item 9.01.	Exhibits and Financial Statements.

In reviewing the Omnibus Agreement included as an exhibit to this Current Report on Form 8-K, please remember it is included to provide you with information regarding its terms and is not intended to provide any other factual or disclosure information about the Company or the other parties to the agreement. The agreement contains representations and warranties by all of the parties. These representations and warranties have been made solely for the benefit of the other parties and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the Omnibus Agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the Omnibus Agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

d. Exhibits:

Exhibit Number	Description

10.1	Omnibus Agreement, dated December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 7, 2014	Landmark Apartment Trust of America, Inc.

	By:	/s/ B. Mechelle Lafon
	Name:	B. Mechelle Lafon
	Title:	Assistant Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Omnibus Agreement, dated December 31, 2013

8